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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 8, 2001

                          -----------------------------


                               Purina Mills, Inc.

             (Exact name of registrant as specified in its charter)




             DELAWARE                 33-66606                 43-1359249
    (State or other jurisdiction     (Commission            (I.R.S. Employer
          of incorporation)          File Number)           Identification No.)

              1401 S. Hanley Road, St. Louis, Missouri            63144
              (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (314) 768-4100

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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  OTHER EVENTS.

                  Purina Mills, Inc. filed the attached press release today, May 8, 2001, announcing that it has received an acquisition proposal.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                NOT APPLICABLE

(b)  PRO FORMA FINANCIAL INFORMATION.

                NOT APPLICABLE

(c)  EXHIBITS.

             Exhibit No.           Exhibit Description

                99.1       Press Release issued May 8, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Purina Mills, Inc.


Date:  May 8, 2001                    By: /s/  Darrell Swank
                                          -------------------------------
                                      Name:  Darrell Swank
                                      Title: Executive Vice President and Chief
                                      Financial Officer


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                                  EXHIBIT INDEX

        Exhibit No.      Exhibit Description

          99.1             Press Release issued May 8, 2001